Subsequent event	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent event

22	Subsequent events

On March 17, 2020, The Corporation entered into an Equity Distribution Agreement with Piper Sandler & Co. ("Piper Sandler") authorizing the Corporation to offer and sell common shares from time to time up to an aggregate offering amount of US$30,000 through Piper Sandler, as agent. IMV estimates that the total expenses for the Offering, excluding compensation and reimbursements payable to Piper Sandler under the terms of the Equity Distribution Agreement, will be approximately US$200. As of March 30, 2019, 243,121 common shares have been sold under this agreement for total gross proceeds of US$483.

On March 11, 2020, the World Health Organization ("WHO") declared a pandemic following the emergence and rapid spread of a novel strain of coronavirus ("COVID19"). This has caused governmental authorities and non-governmental entities to introduce measures to try to limit this pandemic. The extent to which COVID-19 impacts the Corporation's operations will depend on future developments which are highly uncertain and cannot be predicted with confidence. Some components of IMV's products are manufactured by third parties located in other countries, including Germany, Japan and China. The continued spread of COVID-19 globally could adversely impact the Corporation's operations, including among others, manufacturing supply chain, clinical trial operations and could have an adverse impact on business and financial results.